UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2026

Commission File Number 001-39223

SADOT GROUP INC.

(Exact name of small business issuer as specified in its charter)

Nevada	47-2555533
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

295 E. Renfro Street, Suite 300, Burleson, Texas 76028

(Address of principal executive offices)

(832) 604-9568

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.0001 par value	SDOT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on June 2, 2026, Sadot Group Inc. (the “Company”) entered into a Share Purchase Agreement (the “SPA”) with Shrvan Kumar Yadav (the “Seller”), pursuant to which the Company agreed to acquire from the Seller all of the issued and outstanding shares of Anira Consulting FZC, a company incorporated in the Sharjah Publishing City Free Zone, Sharjah, United Arab Emirates (“Anira”), for an aggregate purchase price of USD $12,000,000, payable through the issuance of (i) 135,000 shares of the Company’s common stock, valued at USD $405,000, (ii) shares of the Company’s Series B Preferred Stock, representing a value of USD $6,595,000, and (iii) a promissory note in the aggregate principal amount of USD $5,000,000 (the “Note”). Also as previously disclosed, on June 8, 2026, the Company and the Seller entered into an Amendment to the SPA (the “First Amendment”), pursuant to which, among other things, the Series B Preferred Stock was made non-convertible and the Note was made non-convertible. The closing under the SPA occurred on June 2, 2026, on which date the foregoing consideration was issued.

On July 29, 2026, the Company entered into Amendment No. 2 to the SPA (“Amendment No. 2”) with the Seller and Anira. Pursuant to Amendment No. 2, among other things:

● the transactions contemplated by the SPA were restructured as the acquisition by the Company of specified assets only, consisting of the TradeOS commodity trading and risk management technology platform, the related intellectual property, and the “Tradewell” and “TradeOS” names and marks (collectively, the “Purchased Assets”), and not the shares or the business of Anira. The shares of Anira were not, and will not be, transferred to the Company, and the Seller remains the sole owner of Anira;

● Anira became a party to the SPA and, together with the Seller, transferred the Purchased Assets to the Company effective as of the June 2, 2026 closing date, free and clear of encumbrances, and made customary representations and warranties, including as to title to, and non-infringement of, the Purchased Assets;

● the Company did not acquire, and did not assume any liabilities or obligations in respect of, any employees, customers, customer or supplier relationships or contracts, accounts receivable, trading positions, credit lines, facilities, workforce, or business operations of Anira;

● the aggregate principal amount of the Note was reduced by USD $500,000, from USD $5,000,000 to USD $4,500,000, without any payment, premium, or penalty, thereby reducing the aggregate purchase price for the Purchased Assets from USD $12,000,000 to USD $11,500,000, and the Company agreed to issue an amended and restated promissory note in the principal amount of USD $4,500,000 (the “Amended and Restated Note”) in substitution for the Note. The Amended and Restated Note is non-convertible, bears no interest, matures on June 2, 2028, and may be prepaid by the Company at a discount of one percent (1%) for each full calendar month remaining to maturity at the time of prepayment; and

● the Seller designated Anira as the sole recipient of the consideration under the SPA and assigned to Anira all of the Seller’s right, title, and interest in and to the 135,000 shares of common stock, the shares of Series B Non-Convertible Preferred Stock, and the Note (and, upon issuance, the Amended and Restated Note), such that the entire purchase price is held by Anira, the owner of the Purchased Assets.

The Company believes that the acquisition, as restructured, constitutes an acquisition of assets that does not constitute the acquisition of a “business” within the meaning of Rule 11-01(d) of Regulation S-X.

The foregoing descriptions of Amendment No. 2 and the Amended and Restated Note do not purport to be complete and are subject to, and are qualified in their entirety by reference to, the full text of Amendment No. 2 and the form of Amended and Restated Note, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

To the extent required by Item 2.03, the information contained in Item 1.01 of this Current Report on Form 8-K regarding the Amended and Restated Note is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Forward-looking statements may include, but are not limited to, statements related to Amendment No. 2, the Amended and Restated Note, the Purchased Assets and the Company’s expected use and integration thereof, and the accounting and reporting treatment of the transactions described herein, as well as statements, other than historical facts, that address activities, events or developments that the Company intends, expects, projects, believes or anticipates will or may occur in the future. These statements are often characterized by terminology such as “believes,” “hopes,” “may,” “anticipates,” “should,” “intends,” “plans,” “will,” “expects,” “estimates,” “projects,” “positioned,” “strategy” and similar expressions and are based on assumptions and assessments made in light of management’s experience and perception of historical trends, current conditions, expected future developments and other factors believed to be appropriate. Forward-looking statements in this Current Report on Form 8-K are made as of the date of this Current Report on Form 8-K, and the Company undertakes no duty to update or revise any such statements, whether as a result of new information, future events or otherwise. Forward-looking statements are not guarantees of future performance and are subject to risks and uncertainties, many of which are outside of the Company’s control. Important factors that could cause actual results, developments and business decisions to differ materially from forward-looking statements are described in the sections titled “Risk Factors” in the Company’s filings with the Securities and Exchange Commission, including its most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, as well as reports on Form 8-K.

Item 9.01 Financial Statements and Exhibits (d) Index of Exhibits

Exhibit No.	Description
10.1	Amendment No. 2 to Share Purchase Agreement, dated as of July 29, 2026, by and among Sadot Group Inc., Shrvan Kumar Yadav, and Anira Consulting FZC
10.2	Amended and Restated Promissory Note in the principal amount of USD $4,500,000, issued by Sadot Group Inc. to Anira Consulting FZC
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SADOT GROUP INC.

By: /s/ Haggai Ravid

Name: Haggai Ravid

Title: Chief Executive Officer

Date: July 30, 2026

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